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                                  EXHIBIT 99.3

              Section 906 Certification of Chief Financial Officer


                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended August 31, 2002 of Arrow International, Inc., a Pennsylvania corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederick J. Hirt, the Vice President/Finance, Treasurer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Frederick J. Hirt
                                        ---------------------------------------
                                        Frederick J. Hirt
                                        Chief Financial Officer,
                                        Vice President/Finance and Treasurer
                                       (Principal Financial Officer)

                                        November 22, 2002


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